SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2016

AMPLIFY SNACK BRANDS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37530	47-1254894
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 West 5th Street, Suite 1350 Austin, Texas	78701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 512.600.9893

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 15, 2016, the Board of Directors of Amplify Snack Brands, Inc. (the “Company”) approved a change in the fiscal year end from a calendar year ending on December 31 to a 52- or 53-week fiscal year ending on the last Saturday in December, effective beginning with fiscal year 2017. In a 52- or 53-week fiscal year, each of the Company’s fiscal quarters will consist of two four-week fiscal months followed by a five-or-six-week fiscal month. The Company expects to make the fiscal year change on a prospective basis and will not adjust operating results for prior periods. The change to the Company’s fiscal year will not impact the Company’s calendar year results for the year ended December 31, 2016, and the Company does not expect the change will impact the prior year comparability of each of the fiscal quarters and annual period in 2016 in future filings. The Company believes this change will provide numerous benefits, including aligning its reporting periods to be more consistent with peer companies and improving comparability between periods by removing the trading day effect on sales and operating margins.

Since the change in the Company’s year-end is from the last day of the month to a 52- or 53-week fiscal year commencing within seven days of the month end last reported, and the new fiscal year will commence with the end of the old fiscal year, the change is not deemed a change in fiscal year for purposes of reporting subject to Rule 13a-10 or 15d-10; hence, a transition report is not required to be filed on Form 10-K for the year ending December 30, 2017 or the first interim report of fiscal 2017 for the quarter ending April 1, 2017.

The reporting periods and applicable reports for the remainder of fiscal year 2017 and fiscal year 2018 are expected to be as follows:

FISCAL PERIOD	REPORTING PERIOD	REPORT TO BE FILED

Fiscal year 2017	January 1, 2017 to December 30, 2017	Annual Report on Form 10-K

First quarter of fiscal 2017	January 1, 2017 to April 1, 2017	Quarterly Report on Form 10-Q

Second quarter of fiscal 2017	April 2, 2017 to July 1, 2017	Quarterly Report on Form 10-Q

Third quarter of fiscal 2017	July 2, 2017 to September 30, 2017	Quarterly Report on Form 10-Q

Fiscal year 2018	December 31, 2017 to December 29, 2018	Annual Report on Form 10-K

All international operations will be reported on a 52- or 53-week reporting period contemporaneously with the domestic operations.

Financial Impact

Because of the change in the Company’s fiscal year end, there will also be operating day shifts in the quarterly periods in 2017. In 2017, the Company will have one additional day in its fiscal first quarter (Saturday, April 1, 2017), one additional day in its fiscal second quarter (Saturday, July 1, 2017), and one less day in its fiscal fourth quarter (Sunday, December 31, 2017). Given that the differences in the quarterly reporting periods occur on non-business days, the Company does not expect these differences will result in a material impact on the comparison of the Company’s financial results for fiscal year 2016 and fiscal year 2017.

Forward-Looking Statements

Certain statements contained herein, including statements under the headings “Financial Impact,” are not based on historical fact and are “forward-looking statements” within the meaning of applicable securities laws. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may”, “will”, “should”, “expects”, “plans”, “anticipates”, “could”, “intends”, “target”, “projects”, “contemplates”, “believes”, “estimates”, “predicts”, “potential” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. These forward-looking statements include all matters that are not historical facts. By their nature, forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from the Company’s forward-looking statements. The important factors that could cause actual results to differ materially from those in any forward-looking statements include, but are not limited to, the following: (i) changes in consumer preferences and discretionary spending may have a material adverse effect on the Company’s brand loyalty, net sales, results of operations and financial condition, (ii) the Company relies on sales to a limited number of distributors and retailers for the substantial majority of the Company’s net sales, and the loss of one or more such distributors or retailers may harm the Company’s business, (iii) sales of a limited number of SkinnyPop products and flavors contributed nearly all of the Company’s historical profitability and cash flow and a reduction in the sale of the Company’s SkinnyPop products would have a material adverse effect on the Company’s ability to remain profitable and achieve future growth, and (iv) the Company’s ability to successfully integrate the Tyrrells business and its other recent acquisitions with the Company’s existing operations. Further information on these and other factors that could affect the Company’s financial results and the forward-looking statements in this Current Report on Form 8-K are included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 and the Company’s Quarterly Reports on Form 10-Q, as filed with the Securities and Exchange Commission (“SEC”) and in other filings the Company makes with the SEC from time to time, particularly under the caption Risk Factors. You should not place undue reliance upon forward-looking statements as predictions of future events. The Company has based the forward-looking statements contained in this Current Report on Form 8-K on its current expectations and projections about future events and trends that it believes may affect its business, financial condition, results of operations and prospects. The Company cannot assure you that the results, events and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results, events, or circumstances could differ materially from those described in the forward-looking statements. The forward-looking statements made in this report on this Current Report on Form 8-K relate only to events as of the date on which the statements are made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Amplify Snack Brands, Inc. (Registrant)

By:	/s/ Brian Goldberg
Brian Goldberg Chief Financial Officer

December 15, 2016